Exhibit 4.01

                                AMPEX CORPORATION
                            1992 STOCK INCENTIVE PLAN
                        as amended through June 18, 1999



1.       Purpose

         The purpose of this plan (the "Plan") is to secure for Ampex Corporation (the "Company") and its stockholders the benefits arising from the ownership of stock options and stock appreciation rights by directors and key employees of the Company and its parent and subsidiary corporations, who are expected to contribute to the Company's future growth and success.

2.       Types of Plan Benefits

         (a) Types of Awards. Subject to Section 3(a), the Company may in its sole discretion grant, with respect to the Company's Class A Common Stock ("Common Stock"), options ("Options") and/or stock appreciation rights ("Rights") to eligible persons, as authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors). As used in the Plan, an "Award" shall mean an Option or a Right or both and an "Award Owner" shall mean the owner of an Option or a Right or both.

                  (i) Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422.

                  (ii) Types of Rights. Rights granted pursuant to the Plan shall entitle the Rights holder to receive cash or Common Stock equal to the appreciation in the value of the shares of the Common Stock of the Company as provided in Section 7. Rights may be either an alternative to or in tandem with the exercise of all or any portion of an Option granted to a Rights holder ("Tandem Rights") or independent of any Options granted hereunder ("Non-Tandem Rights").

3.       Administration

         (a) General Provisions. The Plan will be administered by the Board of Directors of the Company (the "Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Except for all decisions with respect to Awards for officers and directors subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which shall be made only in accordance with the provisions of Section 3(b) below, the Board may in its sole discretion grant Options to purchase shares of the Company's Common Stock, issue Rights to the appreciation in the value of such shares, and issue shares upon exercise of such Options and Rights, and/or distribute cash upon exercise of such Options and Rights, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Award agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements, which need not be identical; to advance the lapse of any waiting or installment periods and exercise dates; and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made under or with respect to the Plan or any Award in good faith. The Board may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board, and if the Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee unless the context requires otherwise.

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         (b)      Committee of  Non-Employee  Directors.  Except with respect to
Awards to Non-Employee Directors (as defined below), all decisions with respect to Awards to officers and directors subject to Section 16 of the 1934 Act shall be made by a Committee that is composed solely of two or more Non-Employee Directors. A "Non-Employee Director" shall mean a member of the Company's Board of Directors who: (i) is not currently an officer or employee of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. All decisions with respect to Awards to any Non-Employee Director shall be made by the Company's Board of Directors, without the participation or vote of such Non-Employee Director. The limitations set forth in this Section 3(b) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3.

4.       Eligibility

         (a)      Generally

                  (i) Except as provided in Section 4(b), Awards shall be granted only to persons who are, at the time of grant, officers, employees, directors, consultants, advisors or other service providers of the Company or of any Parent Corporation or Subsidiary (as defined in Sections 17(c) and 17(e)); provided that any consultant, advisor or service provider must render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

                  (ii) An eligible individual may be granted Incentive Stock Options, Non-Statutory Stock Options, Tandem Rights and/or Non-Tandem Rights. A person who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Board shall so determine.

         (b) Incentive Stock Options. No person shall be granted any Incentive Stock Option under the Plan unless at the time such Option is granted, such person is an employee of the Company, or of any Parent Corporation or Subsidiary, and does not own, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary (a "10% Stockholder"), unless the requirements of Section 6(d)(i) are satisfied.

         (c) Limit on Awards. Notwithstanding any other provisions of the Plan, the maximum number of shares with respect to which Awards may be granted to any individual during any single fiscal year (the "Individual Award Limit") shall be 1,663,645 shares (subject to adjustment as provided in Sections 13 and 14), which represents five percent of the Common Stock of the Company that was outstanding on May 19, 1995. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the Individual Award Limit with respect to a participant, (i) if an Award is cancelled, the cancelled Award shall continue to count against the Individual Award Limit; and (ii) if, after grant, the exercise price of an Award is reduced, the transaction shall be treated as the cancellation of the Award and a grant of a new Award, and both the Award that is deemed cancelled and the new Award shall count against the Individual Award Limit.

5.       Stock Subject to Plan

         Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of shares of Common Stock of the Company that may be issued pursuant to Awards granted under the Plan is 8,250,000 shares. Shares issued pursuant to the Plan may be treasury shares of the Company. The Company shall have no obligation to issue unauthorized shares in respect of Awards. If Awards granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to the unexercised portions of such Awards shall again be available for subsequent Award grants under the Plan. Stock issuable upon exercise of Awards granted under the Plan

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may be subject to such  restrictions  on  transfer,  repurchase  rights or other restrictions as shall be determined by the Board.

6.       Options

         (a) Forms of Option Agreements. As a condition to the grant of an Option under the Plan, each recipient of an Option shall execute an Option Agreement, substantially in the form of Exhibit A to the Plan (in the case of Incentive Stock Options) or Exhibit B to the Plan (in the case of Non-Statutory Stock Options). The Option Agreement may be in such other form not inconsistent with the Plan as shall be specified by the Board of Directors at the time such Option is granted.

         (b) Purchase Price. No consideration is to be paid for the grant of an Option. The purchase price per share of stock deliverable upon the exercise of an Option shall be determined by the Board on the date such Option is granted; provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Value (as defined in Section 17(b)) of such stock, as determined by the Board at the grant of such Option, (ii) in the case of a Non-Statutory Stock Option, the exercise price shall not be less than 85% of the Fair Value, and (iii) in the case of any Option granted to a 10% Stockholder, the exercise price shall not be less than 110% of the Fair Value.

         (c) Payment of Exercise Price. Payment of the exercise price of an Option shall be in cash (by check) or, in the sole discretion of the Board and to the extent authorized in the Option Agreement, in any of the following methods or any combination thereof: (i) by surrender of shares of fully paid Common Stock of the Company with a Fair Value equal to the aggregate exercise price; (ii) by waiver of compensation owed by the Company to the Option holder;
(iii) through a "same-day sale" commitment from the Option holder and an NASD broker; (iv) through a "margin" commitment from the Option holder and an NASD broker; (v) by the surrender of other Options held by the Option holder (other than Incentive Stock Options) to purchase Common Stock of the Company, to the extent of the "spread" on the surrendered Options (the "spread" being the amount by which the Fair Value of the shares covered by the surrendered Options on the exercise date exceeds the aggregate exercise price of the surrendered Options);
(vi) by tender of a full-recourse promissory note bearing interest at a rate and coming due in installments as determined by the Board; or (vii) by any other lawful means.

         (d) Incentive Stock Options. Options granted under the Plan that are intended to be Incentive Stock Options shall be specifically designated as intending to be Incentive Stock Options and shall be subject to the following additional terms and conditions:

                  (i) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option a 10% Stockholder, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual: (x) the exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Value of one share of Common Stock at the time of grant; and (y) the option exercise period shall not exceed five years from the date of grant.

                  (ii) Dollar Limitation. Common Stock of the Company that is acquired pursuant to the exercise of an Incentive Stock Option granted to an employee under the Plan shall be deemed to be acquired pursuant to the exercise of an incentive stock option under Code Section 422, only to the extent that the aggregate Fair Value (determined as of the respective date or dates of grant) of the Common Stock with respect to which such Incentive Stock Option, and all other incentive stock options that are granted to such employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and any Subsidiary) are exercisable for the first time by such employee in any one calendar year, does not exceed $100,000. To effectuate the provisions of this Section 6(d)(ii), the Board may designate the shares of Common Stock that are treated as acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying such certificates as Incentive Stock Option stock in its stock transfer records. Except as modified by the preceding provisions of this Section 6(d) all the provisions of the Plan applicable to Options shall be applicable to Incentive Stock Options granted hereunder.


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         (e)      Non-Statutory  Stock  Options.  Upon the  exercise by an Award
Owner of a Non-Statutory Stock Option, the Board may, in its discretion, make a payment in cash, in lieu of delivery of one or more shares of Common Stock, in an amount per share equal to the Fair Value, on the effective date of exercise, of such share or shares. If, upon exercise, the Board has determined to pay cash in lieu of one or more shares, any portion of the purchase price of such shares that has not previously been paid by the Award Owner shall be offset against the amount payable by the Company.

7.       Rights

         (a) Forms of Rights Agreement. As a condition to the grant of Rights under the Plan, each Rights holder shall execute a Rights Agreement, substantially in the form of Exhibit C to the Plan (in the case of Tandem Rights) or Exhibit D to the Plan (in the case of Non-Tandem Rights), or in such other form not inconsistent with the Plan, as shall be specified by the Board at the time such Rights are granted.

         (b) Purchase Price. No consideration is to be paid for the grant of a Right.

         (c) Entitlement Under Each Right. To the extent the holder of a Right is vested in such Right (as provided in the Rights Agreement), each Right granted shall entitle the Right holder upon exercise of the Right to a lump sum payment in cash, for each share covered by the Right, equal to the excess, if any, of (i) the Fair Value, on the effective date of exercise, of one share of Common Stock over (ii) the Fair Value, on the date of grant, of such share; provided, however, in the sole discretion of the Board, at any time prior to settlement of the Right, (A) up to 100% of the payment may be made in shares of Common Stock based on the Fair Value on the exercise date of such shares of Common Stock, and (B) the remainder in a lump sum cash payment. Any lump sum cash payments may be made in installments with interest, at a rate and over a period determined by the Board.

8.       Exercise Period

         (a) Generally. Each Award shall expire on such date as the Board shall determine on the date such Award is granted, but in no event after the expiration of ten years from the date on which such Award is granted (or five years in the case of Incentive Stock Options described in Section 6(d)(i)), and in all cases each Award shall be subject to earlier termination as provided in the Plan.

         (b) Effect of Termination of Status as Eligible Participant. No Award may be exercised unless, at the time of such exercise, the Award Owner is, and continuously since the date of grant of his or her Award, has been an employee, director, consultant, advisor or other eligible service provider of one or more of the Company, a Parent Corporation or a Subsidiary (in each case, an "Eligible Participant"), except that subject to Section 10 and if and to the extent the Award agreement so provides:

                  (i) the Award may be exercised within the period of three months after the date the Award Owner ceases to be an Eligible Participant of any of the foregoing entities (or within such lesser period as may be specified in the Award agreement);

                  (ii) if the Award Owner dies while an Eligible Participant or within three months after the Award Owner ceases to be an Eligible
Participant, the Award may be exercised by the administrator of the Award Owner's estate, or by the person to whom the Award is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the Award agreement); and

                  (iii) if the Award Owner becomes disabled (within the meaning of Section 22(e)(3) of the Code) while an Eligible Participant, the Award may be exercised within the period of one year after the date the Award Owner ceases to be an Eligible Participant because of such disability (or within such lesser period as may be specified in the Award agreement);


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provided,  however,  that in no event  may any  Award  be  exercised  after  the expiration date of the Award. Any Award or portion thereof that is vested on or before the date on which the Award Owner ceases to be an Eligible Participant (the "Termination Date"), but not exercised during the applicable time period specified above (or any shorter period specified in the Award agreement) shall be deemed terminated at the end of the applicable time period for purposes of
Section 5. Any Award or portion thereof that is not vested, and will not become vested based on the applicable vesting schedule, on or before the Termination Date shall be deemed terminated for purposes of Section 5 on the earlier of (i) the Termination Date or (ii) the date of the Award Owner's last day of active work at the Company (which, in the case of a lay-off, shall be the effective date of the lay-off).

         (c) Effective Date of Exercise. Subject to the provisions of Sections 8(a), 8(b) and 10, the exercise of an Award by an Award Owner shall take effect on the date of receipt by the Company of written notice of exercise by the Award Owner, provided such receipt is followed promptly by receipt of any required payment for such exercise.

9.       Assignability of Awards

         To the extent required for registration on Form S-8 under the Securities Act of 1933, as amended (the "1933 Act"), no Award granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution; provided that if the requirements for registration on Form S-8 are subsequently amended to permit broader transferability of options, Awards shall be transferable to the extent provided in the Award agreement covering the Award, and the Board shall have discretion to amend any such outstanding Award to provide for broader transferability of the Award as the Board may authorize within the limitations of the requirements for registration on Form S-8. Notwithstanding the foregoing, if required by the Code, each Incentive Stock Option under the Plan shall be transferable by the holder thereof only by will or the laws of descent and distribution and, during the Option holder's lifetime, shall be exercisable only the Option holder. In the event of any transfer of an Award hereunder that is permitted by the requirements for registration on Form S-8, the transferee shall be entitled to exercise the Award in the same manner and only to the same extent as the Award holder (or his or her personal representative or the person who would have acquired the right to exercise the Award by bequest or intestate succession) would have been entitled to exercise the Award under Sections 6, 7 and 8 had the Award not been transferred.

10.      Vesting of Awards

         An Option or Right may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Unless otherwise specified by the Board at the time an Award is granted, an Award shall vest based on the collective number of years of service with or for the Company, the Parent Corporation and Subsidiaries, in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. Notwithstanding the foregoing, unless the Board specifically authorizes a different vesting schedule with respect to an Award, an Award shall become exercisable based on the number of full years of service that such Award Owner has completed since the Award's date of grant, in accordance with the following schedule:

                                                           Percentage of
                  Number of Years of                       Award Available for
                  Service Since Date of Grant              Exercise (Cumulative)
                  ---------------------------              ---------------------

                           1 year                                   25%
                           2 years                                  50%
                           3 years                                  75%
                           4 or more years                          100%

         The Board, in its discretion, may establish a different vesting schedule at the time an Award is granted.


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         Notwithstanding  anything to the  contrary in this Section 10, upon the exercise of an Award by a director or officer who is subject to Section 16 of the 1934 Act, the Company shall determine if such exercise complies with Rule 16b-3(d)(3). If such exercise does not so comply, such exercise shall not be given effect unless (i) the Company, within 5 days of receipt of the notice of exercise, notifies the Award Owner, in writing, of such noncompliance and the Award Owner responds in writing, in substance and form satisfactory to the Company, within 5 days of receipt of the Company's notification, that such exercise is to remain effective.

11.      General Restrictions

         (a) Award Owner Representations. The Company may require any person to whom a Award is granted, as a condition of exercising such Award, to give such written assurances, in substance and form satisfactory to the Company, as the Company deems necessary or appropriate in order to comply with applicable federal and state securities laws. If the Award Owner is subject to Section 16 of the 1934 Act, the Company may require that such Award Owner give written assurances, in substance and form satisfactory to the Company, that such person has consulted with competent counsel as to the application of Section 16(b) of the 1934 Act to such exercise.

         (b) Stock Certificate Legends. Certificates representing shares issued upon exercise of the Award shall bear such legends as are deemed appropriate by legal counsel to the Company, unless the Award Owner provides a written opinion of legal counsel, satisfactory to the Company, that any such legend is not required.

         (c)      Compliance With Securities Laws

                  (i) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of such Award or the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with the grant or exercise of such Award or the issuance or purchase of shares thereunder, such Award shall not be effective or may not be accepted or exercised in whole or in part (as applicable) unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

                  (ii) The Company shall provide each Award Owner with such information, statements, discussions and analyses with respect to the Company in such manner and at such times as may be required under state or federal securities laws.

12.      Rights as a Stockholder

         The Award Owner shall have no rights as a stockholder with respect to any shares covered by the Award until the date on the stock certificate issued to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

13.      Recapitalization

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any Awards granted under the Plan (including appropriate adjustment to applicable exercise prices). Such adjustment to outstanding Awards shall be made without change in the total value applicable to the unexercised portion of such Awards as of the date of the adjustment. No such adjustment shall be made with respect to an Incentive Stock Option that would, within the meaning of any

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applicable  provisions  of the Code,  constitute  a  modification,  extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

14.      Reorganization

         In the event (i) the Company is merged or consolidated with another corporation other than an Affiliate, and the Company is not the surviving corporation, or (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or (iii) there is a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to all outstanding Awards, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding Awards by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the shares of Common Stock of the Company (provided that no additional benefits shall be conferred upon Award Owners as a result of such substitution), or (y) upon written notice to the Award Owners, provide that all vested unexercised Awards must be exercised within a specified number of days of the date of such notice or they will be terminated, or (z) upon written notice to the Award Owners, provide that all vested unexercised Awards shall be purchased by the Company or successor within a specified number of days of the date of such notice at a price equal to the value the Award Owners would have received if they then exercised all their vested Awards and immediately received full payment in respect of such exercise, as determined in good faith by the Board. In any such case, the Board may, in its discretion, accelerate the exercise dates of all or any individual outstanding Awards; provided, however, the Company may not accelerate the exercise dates of any outstanding Awards to an Award Owner to the extent such acceleration will cause the disallowance of a deduction under the "golden parachute payment" rules under Section 28OG of the Code with respect to any payment to the Award Owner under this Plan or otherwise.

15.      No Special Rights as an Eligible Participant

         Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award Owner any right with respect to the continuation of his or her employment or other status as an Eligible Participant or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the Award Owner from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of services for purposes of this Plan shall be determined by the Board.

16.      Other Employee Benefits

         The amount of any income deemed to be received by an Award Owner as a result of the exercise of an Award or the sale of shares received upon such exercise will not constitute "compensation" or "earnings" with respect to which any other benefits of such person are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

17.      Definitions

         (a) Affiliate. The term "Affiliate" shall mean a corporation or other person that, at the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

         (b) Fair Value. The term "Fair Value" of a share of Common Stock shall mean (i) if the Common Stock is not traded on a national securities exchange or "over the counter," the fair value, as determined in good faith by the Board using any reasonable valuation method without application of a discount to reflect liquidity; (ii) if the Common Stock is traded on a national securities exchange, the closing price for such stock on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, or (iii) if the Common Stock is traded "over-the-counter," the closing price on the business day immediately preceding the date of determination, or if a closing price is not available, the average of the highest bid and the lowest offer reported on the business day immediately preceding the date of determination.

         (c) Parent Corporation. The term "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain. The status of a corporation as a Parent Corporation shall be determined as set forth above at the time of: (1) the grant of the Award, for purposes of Sections 4, 6(d)(i) and 6(d)(ii); (2) the exercise of the Award, for purposes of Sections 8(b) and 8(b)(i); (3) the Award Owner's death or disability, as applicable, for purposes of Sections 8(b)(ii) and (iii); and (4) the vesting date, for purposes of
Section 10.

         (d) Rule 16b-3. The term "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16 of the 1934 Act, or any successor rule.

         (e) Subsidiary. The term "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The status of a corporation as a Subsidiary shall be determined as set forth above at the time of: (1) the grant of the Award, for purposes of Sections 4, 6(d)(i) and 6(d)(ii); (2) the exercise of the Award, for purposes of Sections 8(b) and 8(b)(i); (3) the Award Owner's death or disability, as applicable, for purposes of Sections 8(b)(ii) and (iii); and (4) the vesting date, for purposes of
Section 10.

18.      Amendment of the Plan

         (a) General. The Board may at any time and from time to time modify or amend the Plan in any respect, except that the Board shall not modify or amend the Plan in a manner that would require stockholder approval under
Section 422 of the Code, without obtaining such stockholder approval, if such amendment would affect the status of any outstanding Incentive Stock Option as an incentive stock option under Section 422 of the Code. As of June 1996,
Section 422 of the Code required stockholder approval of amendments that (A) increase the aggregate number of shares that may be issued pursuant to Incentive Stock Options (except for permissible adjustments provided in the Plan), or (B) change the designation of employees or the class of employees eligible to receive Incentive Stock Options. The termination or any modification or amendment of the Plan shall not, without the consent of an Award Owner, affect his or her rights under an Award previously granted to him or her. With the consent of the Award Owners affected, the Board may amend outstanding Award agreements in a manner not inconsistent with the Plan.

         (b) Amendments to Comply with Tax and Securities Laws. Notwithstanding the provisions of Section 18(a), the Board shall have the right, but not the obligation, without the consent of the Company's stockholders, to
(i) amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise), as may be afforded incentive stock options under Section 422 of the Code, and (ii) amend or modify the terms and provisions of the Plan and of any outstanding Award granted under the Plan to the extent necessary or advisable to comply with or conform to any securities laws to which, in the opinion of counsel to the Company, the Plan or Award is subject.

19.      Withholding

         The Company shall have the right to deduct from any distribution of cash to an Award Holder, any amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If an Award Holder is to experience a taxable event in connection with the receipt of shares upon exercise of an Award, the Award Holder shall pay the Withholding Taxes to the

Company prior to such issuance. The Committee, in its sole discretion, may authorize the Company to permit an Award Holder to satisfy the obligation to pay Withholding Taxes by having the Company withhold a portion of the shares otherwise issuable to the Award Holder having a Fair Value, on the date preceding the date of issuance, equal to the Withholding Taxes; provided that any such withholding with respect to an Award Holder that is subject to Section 16(b) of the 1934 Act shall comply with all requirements necessary to make such withholding an exempt transaction under Section 16(b).

20.      Effective Date and Duration of the Plan

         (a) Effective Date. The effective date of the Plan is July 16, 1992 (the "Effective Date"), which was the date on which the Board and the stockholders of the Company approved the adoption of the Plan. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed for termination of the Plan, as provided in Section 20(b).

         (b) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board, or (h) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Awards granted under the Plan. If the date of termination is determined under
(i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

21.      Rule 16b-3 Compliance

         Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

                                                                       EXHIBIT A
                                                                       ---------

--------------------------------------------------------------------------------
Notice of Grant of Stock Options
and Option Agreement                                          AMPEX CORPORATION
ID: 13-3667696
500 Broadway
Redwood City, CA 94063

--------------------------------------------------------------------------------

                                                              Option Number:
                                                              Plan:    1992
                                                              ID:

--------------------------------------------------------------------------------
Effective         , you have been granted an Incentive Stock Option to buy ____
shares of AMPEX CORPORATION (the Company) Class A stock at $ per share.

The total  option  price of the shares  granted is $
Shares in each period will become fully vested on the date shown.

                      Shares       Vest Type      Full Vest      Expiration
                      ------       ---------      ---------      ----------


--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 1992 Stock Incentive Plan and the Option Agreement, all of which are attached and made a part of this document.


--------------------------------------------------------------------------------

----------------------------------                            ------------------
AMPEX CORPORATION                                             Date

----------------------------------                            ------------------
                                                              Date

                                AMPEX CORPORATION

                                OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)

1.       General

         AMPEX CORPORATION, a Delaware corporation (the "Company"), has granted an option (the "Option"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "Plan") to purchase shares of the Company's Class A Common Stock, $0.01 par value per share ("Common Stock") as set forth on the immediately preceding page (the "Facing Page"). These terms and conditions and the Facing Page together constitute this Option Agreement (the "Agreement"). All undefined capitalized terms herein shall have the same meaning as set forth in the Plan. This Option is subject to the terms and conditions of the Agreement and the terms and conditions of the Plan. By signing the Facing Page, the recipient of this Option (the "Optionee") agrees to the terms and conditions of this Option Agreement, acknowledges receipt of a copy of the Option Agreement and the Plan, and understands and agrees that this Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

2.       Incentive Stock Option

         This Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.       Exercise of Option and Provisions for Termination

         (a) Exercisability of Option. This Option shall become exercisable and Option shares may be purchased in accordance with the schedule set forth on the Facing Page. Notwithstanding the foregoing, this Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

         (b) Expiration Date. Except as otherwise provided in this Agreement, each portion of this Option may not be exercised after the expiration date (hereinafter the "Expiration Date") that is the set forth on the Facing Page. Notwithstanding the foregoing, if an Optionee is a "10% Stockholder" as defined in Section 4(b) of the Plan, the Expiration Date for all portions of the Option shall be no later than the fifth anniversary of the date of grant.

         (c) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in full in accordance with Section 4 below, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Optionee may purchase less than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than 10 whole shares.

         (d) Continuous Service Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of this Option, if this Option shall be assumed or a new option substituted therefor in a transaction described in Section 14 of the Plan, service with such assuming or substituting corporation (hereinafter called the "Successor Corporation") or with a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Option to be service with the Company, a Parent Corporation or a Subsidiary, as the case may be.

         (e)      Termination  of Status as  Eligible  Participant.  Subject  to
Section 3(g) below, if the Optionee ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "cause," as provided in
Section 3(h) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date).

         (f) Exercise Period Upon Death or Disability. Except as otherwise provided in Sections 3(a), 3(b) or 3(g), if the Optionee dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Participant (other than as the result of a discharge for "cause" as specified in Section 3(h) below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee (or the Optionee's legal representative in event of legal incapacity) or by the person to whom this Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Optionee," as used in this Option, shall be deemed to include the estate of the Optionee, or any person who acquires the right to exercise this option by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Optionee.

         (g) Termination of Unvested Options. As described above, if this Option or a portion thereof is vested on or before the date on which the Optionee ceases to be an Eligible Participant (the "Termination Date"), but not exercised during the applicable time period specified in Section 3(e) or 3(f) above, the Option or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Option or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in
Section 3(a) above, on or before the Termination Date, the Option or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or
(ii) the date of the Optionee's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

         (h) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "cause" (as defined below), the right to exercise this Option shall terminate immediately upon such cessation of service. "Cause" shall mean willful misconduct in connection with the Optionee's employment or other service, willful failure to perform his or her responsibilities in the best interests of the Company, a Parent Corporation or a Subsidiary (as the case may be), as determined by the entity, which determination shall be conclusive.

4.       Payment of Purchase Price

         Payment of the purchase price for shares purchased upon exercise of this Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Board of Directors at the time of the grant of this Option.

5.       Delivery of Shares

         The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

6.       Transferability of Option

         Except as provided in Section 3(f) of this Agreement or Section 9 of the Plan, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this Option and such rights shall, at the election of the Company, become null and void.

7.       No Special Rights as an Eligible Participant

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the status of the Optionee as an employee or other Eligible Participant for the period within which this Option may be exercised. However, during the period of the Optionee's service, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

8.       Rights as a Stockholder

         The Optionee shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this Option unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

9.       Recapitalization

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares for which this Option shall be exercisable, as provided in Section 13 of the Plan. Such adjustment to this Option shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Option price per share shall be made. No such adjustment shall be made that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

10.      Reorganization

         In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event of a reorganization or liquidation of the Company prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

11.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12.      Optionee Representations; Legend

         (a) Representations. By signing the Facing Page, the Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

         (b) Legend on Stock Certificate. The Optionee understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "Restricted Foreign Holder" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders. Accordingly, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

13.      Limitation on Disposition of Incentive Stock Option Shares

         It is understood and intended that this Option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the issuance of such shares to the Optionee, nor within the two year period beginning on the day after the date of grant of this Option. If the Optionee disposes of any such shares (whether by sale, exchange, gift, transfer or otherwise) prior to the expiration of either such period, he or she will notify the Company in writing within ten days after such disposition.

         Notwithstanding the foregoing, nothing herein shall be deemed to be or interpreted as a representation, guarantee or other undertaking on the part of the Company that this Option is or will be determined to be an incentive stock option within the meaning of Section 422 of the Code or any other Code section.

14.      Miscellaneous

         (a) Except as provided herein or in the Plan, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         (b) All notices under this Option shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth on the Facing Page or at such other address as may be designated in writing by either of the parties to the other.

         (c) This Option shall be governed by and construed in accordance with the laws of the State of Delaware.

         (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of Optionee (subject, however, to the limitations set forth herein with respect to assignment of the option or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

                                                                       EXHIBIT B
                                                                       ---------

--------------------------------------------------------------------------------
Notice of Grant of Stock Options
and Option Agreement                                          AMPEX CORPORATION
ID: 13-3667696
500 Broadway
Redwood City, CA 94063

--------------------------------------------------------------------------------

                                                              Option Number:
                                                              Plan:    1992
                                                              ID:

--------------------------------------------------------------------------------
Effective           ,  you  have  been  granted  a  Non-Qualified  Stock  Option to buy _______shares of AMPEX CORPORATION (the Company) Class A stock at $ per share.

The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

                      Shares  Vest Type      Full Vest      Expiration
                      ------  ---------      ---------      ----------

--------------------------------------------------------------------------------
By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 1992 Stock Incentive Plan and the Option Agreement, all of which are attached and made a part of this document.

--------------------------------------------------------------------------------

----------------------------------                            ------------------
AMPEX CORPORATION                                             Date

----------------------------------                            ------------------
                                                              Date

                                AMPEX CORPORATION

                                OPTION AGREEMENT

                           (NONQUALIFIED STOCK OPTION)

1.       General

         AMPEX CORPORATION, a Delaware corporation (the "Company"), has granted an option (the "Option"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "Plan"), to purchase shares of the Company's Class A Common Stock, $0.01 par value per share ("Common Stock") as set forth on the immediately preceding page (the "Facing Page"). These terms and conditions and the Facing Page together constitute this Option Agreement (the "Agreement"). All undefined capitalized terms herein shall have the same meaning as set forth in the Plan. This Option is subject to the terms and conditions of the Agreement and the terms and conditions of the Plan. By signing the Facing Page, the recipient of this Option (the "Optionee") agrees to the terms and conditions of this Option Agreement, acknowledges receipt of a copy of the Option Agreement and the Plan, and understands and agrees that this Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

2.       Exercise of Option and Provisions for Termination

         (a) Exercisability of Option. This Option shall become exercisable and Option shares may be purchased in accordance with the schedule set forth on the Facing Page. Notwithstanding the foregoing, this Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

         (b) Expiration Date. Except as otherwise provided in this Agreement, each portion of this Option may not be exercised after the expiration date (hereinafter the "Expiration Date") that is the set forth on the Facing Page.

         (c) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in full in accordance with Section 3 below, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Optionee may purchase less than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than 10 whole shares.

         (d) Continuous Service Required. Except as otherwise provided in this Section 2, this Option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of this Option, if this Option shall be assumed or a new option substituted therefor in a transaction described in Section 14 of the Plan, service with such assuming or substituting corporation (hereinafter called the "Successor Corporation") or with a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Option to be service with the Company, a Parent Corporation or a Subsidiary, as the case may be.

         (e)      Termination  of Status as  Eligible  Participant.  Subject  to
Section 2(g) below, if the Optionee ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "cause," as provided in
Section 2(h) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date).

         (f) Exercise Period Upon Death or Disability. Except as otherwise provided in Sections 2(a), 2(b) or 2(g), if the Optionee dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Optionee dies within three months after the Optionee ceases to be an

Eligible Participant (other than as the result of a discharge for "cause" as specified in Section 2(h) below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee (or the Optionee's legal representative in event of legal incapacity) or by the person to whom this Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Optionee," as used in this Option, shall be deemed to include the estate of the Optionee, or any person who acquires the right to exercise this option by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Optionee.

         (g) Termination of Unvested Options. As described above, if this Option or a portion thereof is vested on or before the date on which the Optionee ceases to be an Eligible Participant (the "Termination Date"), but not exercised during the applicable time period specified in Section 2(e) or 2(f) above, the Option or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Option or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in
Section 2(a) above, on or before the Termination Date, the Option or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or
(ii) the date of the Optionee's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

         (h) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "cause" (as defined below), the right to exercise this Option shall terminate immediately upon such cessation of service. "Cause" shall mean willful misconduct in connection with the Optionee's employment or other service, willful failure to perform his or her responsibilities in the best interests of the Company, a Parent Corporation or a Subsidiary (as the case may be), as determined by the entity, which determination shall be conclusive.

3.       Payment of Purchase Price

         Payment of the purchase price for shares purchased upon exercise of this Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Board of Directors on or before the time of exercise.

4.       Delivery of Shares

         The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that (a) in accordance with Section 6(e) of the Plan, the Company may make a payment in cash in lieu of delivery of shares, and (b) if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Transferability of Option

         Except as provided in Section 2(f) of this Agreement or Section 9 of the Plan, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this Option and such rights shall, at the election of the Company, become null and void.

6.       No Special Rights as an Eligible Participant

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the status of the Optionee as an employee or other Eligible Participant for the period within which this Option may be exercised. However, during the period of the Optionee's service, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

7.       Rights as a Stockholder

         The Optionee shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this Option unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.       Recapitalization.

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares for which this Option shall be exercisable, as provided in Section 13 of the Plan. Such adjustment to this Option shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Option price per share shall be made. No such adjustment shall be made that would constitute a grant of additional benefits to the Optionee.

9.       Reorganization

         In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event of a reorganization or liquidation of the Company prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.      Optionee Representations; Legend

         (a) Representations. By signing the Facing Page, the Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

         (b) Legend on Stock Certificate. The Optionee understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "Restricted Foreign Holder" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders.

Accordingly, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.      Miscellaneous

         (a) Except as provided herein or in the Plan, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         (b) All notices under this Option shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth on the Facing Page or at such other address as may be designated in writing by either of the parties to the other.

         (c) This Option shall be governed by and construed in accordance with the laws of the State of Delaware.

         (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of Optionee (subject, however, to the limitations set forth herein with respect to assignment of the option or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

                                                                       EXHIBIT C
                                                                       ---------

                                AMPEX CORPORATION

                   TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                            GRANT AND ACKNOWLEDGMENT

         AMPEX CORPORATION, a Delaware corporation (the "Company"), hereby grants tandem stock appreciation rights ("Rights"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "Plan"), with respect to shares of the Company's Class A Common Stock, $0.01 par value per share ("Common Stock") as set forth below. These Rights are subject to the terms and conditions attached hereto and the terms and conditions of the Plan.

         NAME OF HOLDER:
                                         ---------------------------
         NUMBER OF SHARES:
                                         ---------------------------
         DATE OF GRANT:
                                         ---------------------------
         EXERCISE PRICE PER SHARE
         OF TANDEM OPTION:
                                         ---------------------------

         VESTING SCHEDULE:

         Percentage of                   Date
         Rights Available for            Fully               Expiration
         Exercise (Cumulative)           Vested                 Date
         ---------------------           ------              ----------


         The Company has caused this Rights Agreement to be duly executed this ___ day of _________, 19___.

                                          AMPEX CORPORATION
                                          500 Broadway
                                          Redwood City, California 94063-3199

                                          By:
                                             -----------------------------------
                                              Richard J. Jacquet, Vice President

                              HOLDER'S ACCEPTANCE

         I accept this Rights Agreement and agree to the terms and conditions attached hereto. I acknowledge receipt of a copy of the Plan, and I understand and agree that this Rights Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

                                          Signature:
                                                    ----------------------------
                                          Address:
                                                   -----------------------------

                                          --------------------------------------
                                          Date:
                                               ---------------------------------

                                AMPEX CORPORATION

                   TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                              TERMS AND CONDITIONS

1.       General.

         The following terms and conditions apply to the Rights grant described in the Grant and Acknowledgment to which these terms and conditions are attached. These terms and conditions and the Grant and Acknowledgment together constitute this Tandem Stock Appreciation Rights Agreement (the "Agreement"). All undefined capitalized terms herein shall have the same meaning as set forth in the Grant and Acknowledgment and the Plan.

         Each Right entitles the Holder to a payment in cash (unless the Company elects otherwise pursuant to Section 3 hereof) equal to the excess of the Fair Value of one share of Class A Common Stock, $0.01 par value, of the Company ("Common Stock") on the effective date of exercise of each such Right, over the exercise price of the option to purchase one share of Common Stock reflected in the tandem option agreement (the "Option Agreement"), that was entered into between the Holder and the Company under the Plan, subject to the terms and conditions of this Agreement and the Plan.

2.       Exercise of Rights and Provisions for Termination

         (a) Tandem Right. Each Right is exercisable only upon cancellation and waiver of the Holder's right to acquire one share of Common Stock under the Option Agreement.

         (b) Exercisability of Rights. These Rights shall become exercisable based on the number of full years of service that have expired since the date of grant (set forth in the Grant and Acknowledgment), in accordance with the schedule set forth in the Grant and Acknowledgment. Notwithstanding the foregoing, these Rights shall not be exercisable, and no shares of Common Stock shall be issued on exercise, unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

         (c)      Expiration  Date,   Except  as  otherwise   provided  in  this
Agreement, these Rights may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.

         (d) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, these Rights shall be exercised by the Holder's delivery of written notice of exercise to the Secretary of the Company, specifying the number of Rights to be exercised and confirming the cancellation and waiver of the Holder's right under the Option Agreement to exercise an option to purchase one share of Common Stock for each Right exercised under the notice, and such exercise shall be effective on the date described in Section 7(c) of the Plan. The Company shall have sixty (60) days after the date of exercise to deliver payment for the exercise of such Rights in the manner described in Section 3 hereof

         (e) Continuous Employment Required. Except as otherwise provided in this Section 2, these Rights may not be exercised unless the Holder, at the time he or she exercises these Rights, is, and has been at all times since the date of grant of these Rights, an employee or director of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of these Rights, if these Rights shall be assumed or a new right substituted therefor in a transaction described in Section 13 of the Plan, employment by or service with such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of these Rights to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

         (f) Termination of Employment. Subject to Section 2(h) below, if the Holder ceases to be an employee and/or director of the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause," as provided in Section 2(i) below, the right to exercise these Rights shall terminate three months after such cessation (but in no event after the Expiration Date).

         (g) Exercise Period Upon Death or Disability. Except as otherwise provided in Sections 2(a), 2(b) and 2(h), if the Holder dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an employee or director of the Company, a Parent Corporation or a Subsidiary, or if the Holder dies within three months after the Holder ceases to be an employee or director of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in Section 2(i) below), these Rights shall be exercisable, within the period of one year following the date of death or disability of the Holder (but in no event after the Expiration Date), by the Holder (or the Holder's legal representative in event of legal incapacity) or by the person to whom these Rights are transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Holder," as used in these Rights, shall be deemed to include the estate of the Holder, or any person who acquires the right to exercise these Rights by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Holder.

         (h) Termination of Unvested Options. As described above, if this Right or a portion thereof is vested on or before the date on which the Holder ceases to be an employee or director of the Company (the "Termination Date"), but not exercised during the applicable time period specified in Section 2(f) or 2(g) above, the Right or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Right or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in Section 2(b) above, on or before the Termination Date, the Right or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or
(ii) the date of the Holder's last day of active work at the Company (which, in the case of a lay- off, shall be the effective date of the layoff).

         (i) Discharge for Cause. If the Holder, prior to the Expiration Date, ceases his or her employment or directorship with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "cause" (as defined below), the right to exercise these Rights shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Holder's services to the Company, Parent Corporation or a Subsidiary or willful failure to perform his or her responsibilities in the best interests of such corporation, as determined by the Company, which determination shall be conclusive.

3.       Payment by Company Upon Exercise of Rights

         (a) Payment in Cash. Except as otherwise permitted under Section 3(b), within sixty days after the exercise of the Rights by the Holder, the Company shall deliver to the Holder a lump sum cash payment to which the Holder is entitled pursuant to Sections I and 2 hereof.

         (b) Elective Payment in Stock. Notwithstanding Section 3(a), to the extent permitted under Section 6 of the Plan, the Company may elect to pay up to 100% of the amount payable upon exercise of the Rights in shares of Common Stock, rather than cash, based on the Fair Value of such shares as of the date of exercise. Such shares shall be deliverable by the Company within sixty days after the date of exercise. Notwithstanding anything in the foregoing to the contrary, the Company, in its discretion, may pay any cash amount payable in non-increasing annual installments over a period not exceeding _______ years from the Exercise Date, with interest at the "applicable federal rate," as set forth in Section 1274 of the Internal Revenue Code of 1986, as amended (the "Code"). Interest shall begin to accrue on the 61st day after the date of exercise.

4.       Delivery of Shares

         The Company shall make delivery of any shares of Common Stock deliverable with respect to Rights that the Holder has exercised; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Right unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Non-transferability of Rights

         Except as provided in Section 2(g), these Rights are personal and no rights granted under this Rights Agreement may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt impermissibility to transfer, assign, pledge, hypothecate or otherwise dispose of these Rights or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon these Rights or such rights, these Rights shall, at the election of the Company, become null and void.

6.       No Special Employment Rights

         Nothing contained in the Plan or this Rights Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment or services of the Holder for the period under which these Rights may be exercised. However, during the period of the Holder's employment or performance of services, the Holder shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

7.       Rights as a Stockholder

         The Holder shall have no rights as a stockholder of the Company with respect to any shares which may be issued upon the exercise of these Rights unless and until certificates representing such shares are duly issued to the Holder. Except as expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.       Recapitalization

         In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Rights to which this Rights Agreement pertains. No such adjustment shall be made which would constitute a grant of additional benefits to the Holder.

9.       Reorganization

         In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets of the Company or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event there is a reorganization or liquidation of the Company prior to the Expiration Date or termination of these Rights, the Holder shall, with respect to these Rights or any unexercised portion thereof, be entitled to the rights and benefits, and be subject-to the limitations, set forth in Section 13 of the Plan.

10.      Withholding Taxes

         The Company's obligation to deliver cash or shares upon the exercise of these Rights shall be subject to the Holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.      Holder Representations; Legend

         (a) Representations. The Holder represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of any investment in the Company that might result from the grant or exercise of these Rights. The Holder understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of these Rights, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Holder is an "affiliate" of the Company. By exercising these Rights or any part thereof, the Holder, shall be deemed to have reaffirmed, as of the date of such exercise, the representations made in this
Section 11.

         (b) Legend on Stock Certificate. The Holder understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "Restricted Foreign Holder" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders. Accordingly, all stock certificates representing shares of Common Stock issued to the Holder upon exercise of the Rights shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.      Miscellaneous

         (a) Except as provided herein or in the Plan, this Agreement shall not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Holder.

         (b) All notices under this Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth in the Grant and Acknowledgment or at such other address as may be designated in writing by either of the parties to the other.

         (c)      This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of Delaware.

         (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of the Holder (subject, however, to the limitations set forth herein with respect to assignment of the Rights or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

                                                                       EXHIBIT D
                                                                       ---------

                                AMPEX CORPORATION

                 NON-TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                            GRANT AND ACKNOWLEDGMENT

         AMPEX CORPORATION, a Delaware corporation (the "Company"), hereby grants non-tandem stock appreciation rights ("Rights"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "Plan"), with respect to shares of the Company's Class A Common Stock, $0.01 par value per share ("Common Stock") as set forth below. These Rights are subject to the terms and conditions attached hereto and the terms and conditions of the Plan.

         NAME OF HOLDER:
                                         ---------------------------
         NUMBER OF SHARES:
                                         ---------------------------
         DATE OF GRANT:
                                         ---------------------------
         FAIR VALUE PER SHARE
         ON DATE OF GRANT:
                                         ---------------------------

         VESTING SCHEDULE:

         Percentage of                   Date
         Rights Available for            Fully               Expiration
         Exercise (Cumulative)           Vested                 Date
         ---------------------           ------              ----------


The Company has caused this Rights Agreement to be duly executed this ___ day of ______, 19___.

                                          AMPEX CORPORATION
                                          500 Broadway
                                          Redwood City, California 94063-3199

                                          By:
                                             -----------------------------------
                                              Richard J. Jacquet, Vice President


                               HOLDER'S ACCEPTANCE

         I accept this Rights Agreement and agree to the terms and conditions attached hereto. I acknowledge receipt of a copy of the Plan, and I understand and agree that this Rights Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

                                          Signature:
                                                    ----------------------------
                                          Address:
                                                  ------------------------------

                                          --------------------------------------
                                          Date:
                                               ---------------------------------

                                AMPEX CORPORATION

                 NON-TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                              TERMS AND CONDITIONS

1.       General.
         -------

         The following terms and conditions apply to the Rights grant described in the Grant and Acknowledgment to which these terms and conditions are attached. These terms and conditions and the Grant and Acknowledgment together constitute this Non-Tandem Stock Appreciation Rights Agreement (the "Agreement"). All undefined capitalized terms herein shall have the same meaning as set forth in the Grant and Acknowledgment and the Plan.

         Each Right entitles the Holder to a payment in cash (unless the Company elects otherwise pursuant to Section 3 hereof) equal to the excess of the Fair Value of one share of Class A Common Stock, $0.01 par value, of the Company ("Common Stock") on the effective date of exercise of each such Right, over the Fair Value of such share on the date of grant (as shown on the Grant and Acknowledgment), subject to the terms and conditions of this Agreement and the Plan.

2.       Exercise of Rights and Provisions for Termination

         (a) Exercisability of Rights. These Rights shall become exercisable in accordance with the schedule set forth in the Grant and Acknowledgment. Notwithstanding the foregoing, these Rights shall not be exercisable, and no shares of Common Stock shall be issued on exercise, unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

         (b) Expiration Date. Except as otherwise provided in this Agreement, these Rights may not be exercised after the expiration date
(hereinafter the "Expiration Date") that is set forth in the Grant and Acknowledgment.

         (c) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, these Rights shall be exercised by the Holder's delivery of written notice of exercise to the Secretary of the Company, specifying the number of Rights to be exercised, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Company shall have sixty (60) days after the date of exercise to deliver payment for the exercise of such Rights in the manner described in
Section 3 hereof.

         (d) Continuous Employment Required. Except as otherwise provided in this Section 2, these Rights may not be exercised unless the Holder, at the time he or she exercises these Rights, is, and has been at all times since the date of grant of these Rights, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of these Rights, if these Rights shall be assumed or a new right substituted therefor in a transaction described in Section 14 of the Plan, employment by or service with such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of these Rights to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

         (e) Termination of Employment. Subject to Section 2(g) below, if the Holder ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "cause," as provided in Section 2(h) below, the right to exercise these Rights shall terminate three months after such cessation (but in no event after the Expiration Date).

         (f) Exercise Period Upon Death or Disability. Except as otherwise provided in Sections 2(a), 2(b) and 2(g), if the Holder dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Holder dies within three months after the Holder ceases to be an Eligible Participant (other than as the result of a discharge for "cause" as specified in Section 2(h) below), these Rights shall be exercisable, within the period of one year following the date of death or disability of the Holder (but in no event after the Expiration Date), by the Holder (or the Holder's legal representative in event of legal incapacity) or by the person to whom these Rights are transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Holder," as used in these Rights, shall be deemed to include the estate of the Holder, or any person who acquires the right to exercise these rights by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Holder.

         (g) Termination of Unvested Options. As described above, if this Right or a portion thereof is vested on or before the date on which the Holder ceases to be an Eligible Participant (the "Termination Date"), but not exercised during the applicable time period specified in Section 2(e) or 2(f) above, the Right or portion thereof shall be deemed terminated at the end of the applicable time period. However, if the Right or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in Section 2(a) above, on or before the Termination Date, the Right or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or (ii) the date of the Holder's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

         (h) Discharge for Cause. If the Holder, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "cause" (as defined below), the right to exercise these Rights shall terminate immediately upon such cessation of service. "Cause" shall mean willful misconduct in connection with the Holder's services to the Company, Parent Corporation or a Subsidiary or willful failure to perform his or her responsibilities in the best interests of such corporation, as determined by the entity, which determination shall be conclusive.

3.       Payment by Company Upon Exercise of Rights.

         (a) Payment in Cash. Except as otherwise permitted under Section 3(b), within sixty days of exercise of the Rights by the Holder, the Company shall deliver to the Holder a lump sum cash payment to which the Holder is entitled pursuant to Sections 1 and 2 hereof.

         (b) Elective Payment in Stock. Notwithstanding Section 3(a), to the extent permitted under Section 7(c) of the Plan, the Company may elect to pay up to 100% of the amount payable upon exercise of the Rights in shares of Common Stock (rather than cash), based on the Fair Value of such shares as of the date of exercise. Such shares shall be deliverable by the Company within sixty days after the date of exercise. Notwithstanding anything in the foregoing to the contrary, the Company, in its discretion, may pay any cash amount payable in non-increasing annual installments over a period not exceeding ___ years from the Exercise Date, with interest at the "applicable federal rate," as set forth in Section 1274 of the Internal Revenue Code of 1986, as amended (the "Code"). Interest shall begin to accrue on the 61st day after the date of exercise.

4.       Delivery of Shares.

         The Company shall make delivery of any shares of Common Stock deliverable with respect to Right that the Holder has exercised; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Right unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Non-transferability of Rights.

         Except as provided in Section 2(f), these Rights are personal and no rights granted under this Rights Agreement may be transferred, assigned, pledge or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt impermissibly to transfer, assign, pledge, hypothecate or otherwise dispose of these Rights or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon these Rights or such rights, these Rights shall, at the election of the Company, become null and void.

6.       No Special Employment Rights.

         Nothing contained in the Plan or this Right Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent corporation or Subsidiary to continue the employment or services of the Holder for the period under which these Rights may be exercised. However, during the period of the Holder's employment or performance of services, the Holder shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interest of the foregoing entities.

7.       Rights as a Stockholder.

         The Holder shall have no rights as a stockholder of the Company with respect to any shares which may be issued upon the exercise of these Rights unless and until certificates representing such shares are duly issued to the Holder. Except as expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.       Recapitalization.

         In the event that the outstanding shares of Commons Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Rights to which this Rights Agreement pertains. No such adjustment shall be made which would constitute a grant of additional benefits to the Holder.

9.       Reorganization.

         In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets of the Company or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event there is a reorganization or liquidation of the Company prior to the Expiration Date or termination of these Rights, the Holder shall, with respect to the Rights or any unexercised portion thereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 13 of the Plan.

10.      Withholding Taxes.

         The Company's obligation to deliver cash or shares upon the exercise of these Rights shall be subject to the Holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.      Holder Representations; Legend.

         (a) Representations. The Holder represents, warrants and covenants that he or she has had such opportunity a she or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of any investment in the Company that might result from the grant or exercise of these Rights. The Holder understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of these Rights, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Holder is an "affiliate" of the Company. By exercising these Rights or any part thereof, the Holder shall be deemed to have reaffirmed, as of the date of such exercise, the representations made in this
Section 11.

         (b) Legend on Stock Certificate. The Holder understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "Restricted Foreign Holder" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of exercise of the Rights shall have affixed thereto to a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.      Miscellaneous.

         (a) Except as provided herein or in the Plan, this Agreement shall not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Holder.

         (b) All notices under this Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addressed set forth the Grant and Acknowledgment or at such other address as may be designated in writing by either of the parties to the other.

         (c)      This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of California.

         (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of the Holder (subject, however, to the limitations set forth herein with respect to assignment of the Rights or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.